                                                                    EXHIBIT 99.2

                       DVI Receivables XVI, L.L.C. 2001-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                 SEPT REPORT      OCT REPORT       NOV REPORT       DEC REPORT       JAN REPORT
                                                 FOR AUGUST     FOR SEPTEMBER     FOR OCTOBER      FOR NOVEMBER     FOR DECEMBER
                                                  ACTIVITY         ACTIVITY         ACTIVITY         ACTIVITY         ACTIVITY
                                                -------------   --------------   --------------   --------------   --------------
I. RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of
Prior Payment Date:                             $  511,888.14   $           --   $           --   $           --   $           --
Available Funds:
Contract payments received in this period       $4,193,957.86   $ 5,201,196.14   $ 4,853,608.48   $ 4,677,162.38   $ 5,306,479.59
Sales, Use and Property Tax, Maintenance, Late
 Charges                                        $  189,312.23   $   148,583.54   $   143,114.97   $   144,534.36   $   200,658.40
Prepayment Amount related to early termination
 in this period                                 $          --   $ 1,624,302.79   $    71,469.81   $ 1,733,751.57   $   619,920.54
August Collections distributed on August
 payment dates                                  $ (169,015.00)  $           --   $           --   $           --   $           --
Proceeds received from recoveries on
 previously Defaulted Contracts                 $          --   $           --   $           --   $           --   $           --
Transfer from Reserve Account                   $    4,609.28   $     4,442.42   $     4,580.91   $     4,442.06   $     4,659.12
Transfer from Successor Reserve Account         $      143.06   $       137.97   $       142.28   $       137.97   $       144.71
Interest Earned on Collection Account           $    2,179.68   $     4,159.30   $     8,028.10   $    10,155.51   $    14,370.02
Interest Earned on Affiliated SPG Account       $      182.07   $       296.18   $       513.12   $     1,020.24   $     1,751.76
Amounts paid per Contribution & Servicing
 Agreement Section 7.01 -- Substitution         $          --   $           --   $           --   $           --   $           --
Amounts paid under Insurance Policies           $          --   $           --   $           --   $           --   $           --
Any other amounts -- Misapplied Cash            $ (587,006.00)  $           --   $           --   $           --   $           --
                                                -------------   --------------   --------------   --------------   --------------
Total Available Funds                           $4,146,251.32   $ 6,983,118.34   $ 5,081,457.67   $ 6,571,204.09   $ 6,147,984.14
Less Amounts to be Retained in Collection
 Account                                        $          --   $           --   $           --   $           --   $           --
                                                -------------   --------------   --------------   --------------   --------------
AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH       $4,146,251.32   $ 6,983,118.34   $ 5,081,457.67   $ 6,571,204.09   $ 6,147,984.14
                                                =============   ==============   ==============   ==============   ==============
CUMULATIVE AMOUNT TO BE DISTRIBUTED                             $11,129,369.66   $16,210,827.33   $22,782,031.42   $28,930,015.56
                                                                ==============   ==============   ==============   ==============

DISTRIBUTION OF FUNDS:
1. To Trustee-Fees & Expenses *                 $          --   $           --   $           --   $           --   $           --
2. To Servicer, any unreimbursed
 Nonrecoverable Advances or Servicer Advances   $          --   $           --   $           --   $           --   $           --
3. To Servicer, Tax, Maintenance, Late Charges  $  189,312.23   $   148,583.54   $   143,114.97   $   144,534.36   $   200,658.40
4. To Servicer, Servicing Fee and other
 Servicing Compensations                        $  137,998.55   $   133,098.80   $   124,910.60   $   120,159.59   $   114,949.24
5. To USBank Portfolio Services as Successor
 Servicer                                       $          --   $           --   $           --   $           --   $           --
6. To Noteholders
   Class A1 Interest                            $          --   $           --   $           --   $           --   $           --
   Class A2 Interest                            $          --   $           --   $           --   $           --   $           --
   Class A3 Interest                            $  175,267.81   $   175,267.81   $   175,267.81   $   175,267.81   $   175,267.81
   Class A4 Interest                            $  517,178.81   $   517,178.81   $   517,178.81   $   517,178.81   $   517,178.81
   Class B Interest                             $   11,472.04   $    11,472.04   $    11,472.04   $    11,472.04   $    11,472.04
   Class C Interest                             $   24,320.07   $    24,320.07   $    24,320.07   $    24,320.07   $    24,320.07
   Class D Interest                             $   17,469.07   $    17,469.07   $    17,469.07   $    17,469.07   $    17,469.07
   Class E Interest                             $   35,292.21   $    35,292.21   $    35,292.21   $    35,292.21   $    35,292.21
   Class A1 Principal                           $          --   $           --   $           --   $           --   $           --
   Class A2 Principal (distributed after A1
     Note matures)                              $          --   $           --   $           --   $           --   $           --
   Class A3 Principal (distributed after A2
     Note matures)**                            $          --   $           --   $           --   $           --   $           --
   Class A4 Principal (distributed after A3
     Note matures)**                            $          --   $           --   $           --   $           --   $           --
   Class B Principal                            $          --   $           --   $           --   $           --   $           --
   Class C Principal                            $          --   $           --   $           --   $           --   $           --
   Class D Principal                            $          --   $           --   $           --   $           --   $           --
   Class E Principal                            $          --   $           --   $           --   $           --   $           --
7. To Reserve Account for Requirement per
 Indenture Agreement Section 3.08 (Provided no
 Amortization Event)                            $          --   $           --   $           --   $           --   $           --
8. To Issuer-Residual Principal and Interest
 and Reserve Account Distribution
 a) Residual Interest (Provided no Restricting
    or Amortization Event in effect)            $          --   $           --   $           --   $           --   $           --
 b) Residual Principal (Provided no
    Restricting or Amortization Event in
    effect)                                     $          --   $           --   $           --   $           --   $           --
 c) Reserve Account Distribution (Provided no
    Restricting or Amortization Event in
    effect)                                     $          --   $           --   $           --   $           --   $           --
                                                -------------   --------------   --------------   --------------   --------------
TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH       $1,108,310.78   $ 1,062,682.34   $ 1,049,025.57   $ 1,045,693.95   $ 1,096,607.64
                                                =============   ==============   ==============   ==============   ==============
CUMULATIVE AMOUNT OF TOTAL FUNDS DISTRIBUTED                    $ 2,170,993.11   $ 3,220,018.68   $ 4,265,712.63   $ 5,362,320.27
                                                                ==============   ==============   ==============   ==============
End of Period Collection Account Balance
 (Includes Payments in Advance & Restricting
 Event Funds (If any))                          $          --   $           --   $           --   $           --   $           --
                                                =============   ==============   ==============   ==============   ==============

-----------------

* Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.

**Class A3 principal and Class A4 principal are paid pari passu if a Subordination Deficiency Event exists. On January 31, 2004, the date of determination of the Aggregate Discounted Contract Balance with respect to the February 27, 2004 payment date, a Subordination Deficiency Event existed.





                                                    AGGREGATE AMOUNTS     PREVIOUSLY
                                  FEB REPORT FOR      OF SEPT - FEB     DISTRIBUTED BY      NET AMOUNT TO
                                 JANUARY ACTIVITY        REPORTS           TRUSTEE       TRANSFER ON FEB. 27
                                 ----------------   -----------------   --------------   -------------------
I. RECONCILIATION OF COLLECTION
   ACCOUNT:
End of Period Collection
  Account Balance as of Prior
  Payment Date:                   $           --     $   511,888.14
Available Funds:
Contract payments received in
  this period                     $ 4,120,663.18     $28,353,067.63
Sales, Use and Property Tax,
  Maintenance, Late Charges       $   133,365.41     $   959,568.91
Prepayment Amount related to
  early termination in this
  period                          $   998,406.70     $ 5,047,851.41
August Collections distributed
  on August payment dates         $           --     $  (169,015.00)
Proceeds received from
  recoveries on previously
  Defaulted Contracts             $           --     $           --
Transfer from Reserve Account     $ 6,448,108.95     $ 6,470,842.74
Transfer from Successor Reserve
  Account                         $       135.43     $       841.42
Interest Earned on Collection
  Account                         $    15,662.61     $    54,555.22
Interest Earned on Affiliated
  SPG Account                     $     2,213.90     $     5,977.27
Amounts paid per Contribution &
  Servicing Agreement Section
  7.01 -- Substitution            $           --     $           --
Amounts paid under Insurance
  Policies                        $           --     $           --
Any other amounts -- Misapplied
  Cash                            $           --     $  (587,006.00)
                                  --------------     --------------
Total Available Funds             $11,718,556.18     $40,648,571.74
Less Amounts to be Retained in
  Collection Account              $           --
                                  --------------     --------------
AMOUNT TO BE DISTRIBUTED IN
  CURRENT MONTH                   $11,718,556.18     $40,648,571.74
                                  ==============     ==============
CUMULATIVE AMOUNT TO BE
  DISTRIBUTED                     $40,648,571.74
                                  ==============

DISTRIBUTION OF FUNDS:
1. To Trustee-Fees & Expenses *   $    31,335.20     $    31,335.20     $           --     $    31,335.20
2. To Servicer, any
  unreimbursed Nonrecoverable
  Advances or Servicer Advances   $ 3,725,653.54     $ 3,725,653.54     $ 3,725,653.54     $           --
3. To Servicer, Tax,
  Maintenance, Late Charges       $   130,096.94     $   956,300.44     $   826,203.50     $   130,096.94
4. To Servicer, Servicing Fee
  and other Servicing
  Compensations                   $    53,654.34     $   684,771.11     $   631,116.77     $    53,654.34
5. To USBank Portfolio Services
  as Successor Servicer           $    56,922.81     $    56,922.81     $           --     $    56,922.81
6. To Noteholders
     Class A1 Interest            $           --     $           --     $           --     $           --
     Class A2 Interest            $           --     $           --     $           --     $           --
     Class A3 Interest            $   175,267.81     $ 1,051,606.85     $ 1,051,606.85     $         0.00
     Class A4 Interest            $   517,178.81     $ 3,103,072.84     $ 3,103,072.84     $           --
     Class B Interest             $    11,472.04     $    68,832.25     $    68,832.25     $        (0.00)
     Class C Interest             $    24,320.07     $   145,920.40     $   145,920.40     $        (0.00)
     Class D Interest             $    17,469.07     $   104,814.42     $   104,814.42     $         0.00
     Class E Interest             $    35,292.21     $   211,753.23     $   211,753.23     $         0.00
     Class A1 Principal           $           --     $           --     $           --     $           --
     Class A2 Principal
       (distributed after A1
       Note matures)              $           --     $           --     $           --     $           --
     Class A3 Principal
       (distributed after A2
       Note matures)**            $ 9,384,079.70     $ 9,384,079.70     $           --     $ 9,384,079.70
     Class A4 Principal
       (distributed after A3
       Note matures)**            $21,123,508.95     $21,123,508.95     $           --     $21,123,508.95
     Class B Principal            $           --     $           --     $           --     $           --
     Class C Principal            $           --     $           --     $           --     $           --
     Class D Principal            $           --     $           --     $           --     $           --
     Class E Principal            $           --     $           --     $           --     $           --
7. To Reserve Account for
  Requirement per Indenture
  Agreement Section 3.08
  (Provided no Amortization
  Event)                          $           --     $           --     $           --     $           --
8. To Issuer-Residual Principal
  and Interest and Reserve
  Account Distribution
  a) Residual Interest
     (Provided no Restricting
     or Amortization Event in
     effect)                      $           --     $           --     $           --     $           --
  b) Residual Principal
     (Provided no Restricting
     or Amortization Event in
     effect)                      $           --     $           --     $           --     $           --
  c) Reserve Account
     Distribution (Provided no
     Restricting or
     Amortization Event in
     effect)                      $           --     $           --     $           --     $           --
                                  --------------     --------------     --------------     --------------
TOTAL FUNDS DISTRIBUTED FOR
  CURRENT MONTH                   $35,286,251.47     $40,648,571.74     $ 9,868,973.80     $30,779,597.94
                                  ==============     ==============     ==============     ==============
CUMULATIVE AMOUNT OF TOTAL
  FUNDS DISTRIBUTED               $40,648,571.74
                                  ==============
End of Period Collection
  Account Balance (Includes
  Payments in Advance &
  Restricting Event Funds (If
  any))                           $           --     $           --
                                  ==============     ==============

---------------

* Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.

**Class A3 principal and Class A4 principal are paid pari passu if a Subordination Deficiency Event exists. On January 31, 2004, the date of determination of the Aggregate Discounted Contract Balance with respect to the February 27, 2004 payment date, a Subordination Deficiency Event existed.

                                                     SEPT REPORT     OCT REPORT      NOV REPORT      DEC REPORT      JAN REPORT
                                                     FOR AUGUST     FOR SEPTEMBER    FOR OCTOBER    FOR NOVEMBER    FOR DECEMBER
                                                      ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY
                                                    -------------   -------------   -------------   -------------   -------------
II. RESERVE ACCOUNT
Beginning Balance                                   $6,443,748.69   $6,443,748.69   $6,443,748.69   $6,443,748.69   $6,443,748.69
 -Add Investment Earnings                           $    4,609.28   $    4,442.42   $    4,580.91   $    4,442.06   $    4,659.12
 -Add Transfer from Certificate Account (To
   Satisfy Reserve Account Requirement)             $          --   $          --   $          --   $          --   $          --
 -Less Distribution to Certificate Account          $    4,609.28   $    4,442.42   $    4,580.91   $    4,442.06   $    4,659.12
                                                    -------------   -------------   -------------   -------------   -------------
End of Period Balance                               $6,443,748.69   $6,443,748.69   $6,443,748.69   $6,443,748.69   $6,443,748.69
                                                    =============   =============   =============   =============   =============
Reserve Account Requirement (Lesser of: (i)
Initial Reserve Account Required Amount, or (ii)
 Sum of Class A, Class B, Class C, Class D, and
 Class E Note Balances (Provided no Amortization
 Event))                                            $6,443,748.69   $6,443,748.69   $6,443,748.69   $6,443,748.69   $6,443,748.69
SUCCESSOR RESERVE ACCOUNT
Beginning Balance                                   $  200,000.00   $  200,000.00   $  200,000.00   $  200,000.00   $  200,000.00
 -Add Investment Earnings                           $      143.06   $      137.97   $      142.28   $      137.97   $      144.71
 -Add Transfer from Certificate Account (To
   Satisfy Reserve Account Requirement)             $          --   $          --   $          --   $          --   $          --
 -Less Distribution to Certificate Account          $      143.06   $      137.97   $      142.28   $      137.97   $      144.71
                                                    -------------   -------------   -------------   -------------   -------------
End of Period Balance                               $  200,000.00   $  200,000.00   $  200,000.00   $  200,000.00   $  200,000.00
                                                    =============   =============   =============   =============   =============
Reserve Account Requirement (Lesser of: (i)
Initial Reserve Account Required Amount, or (ii)
 Sum of Class A, Class B, Class C, Class D, and
 Class E Note Balances)                             $  200,000.00   $ 200,000.00    $  200,000.00   $ 200,000.00    $  200,000.00



                                               FEB REPORT FOR
                                              JANUARY ACTIVITY
                                              ----------------
II. RESERVE ACCOUNT
Beginning Balance                               $6,443,748.69
  -Add Investment Earnings                      $    4,360.26
  -Add Transfer from Certificate Account (To
     Satisfy Reserve Account Requirement)       $          --
  -Less Distribution to Certificate Account     $6,448,108.95
End of Period Balance                           $          --
Reserve Account Requirement (Lesser of: (i)
  Initial Reserve Account Required Amount,
  or (ii) Sum of Class A, Class B, Class C,
  Class D, and Class E Note Balances
  (Provided no Amortization Event))             $          --
SUCCESSOR RESERVE ACCOUNT
Beginning Balance                               $  200,000.00
  -Add Investment Earnings                      $      135.43
  -Add Transfer from Certificate Account (To
     Satisfy Reserve Account Requirement)       $          --
  -Less Distribution to Certificate Account     $      135.43
End of Period Balance                           $  200,000.00
Reserve Account Requirement (Lesser of: (i)
  Initial Reserve Account Required Amount,
  or (ii) Sum of Class A, Class B, Class C,
  Class D, and Class E Note Balances)           $  200,000.00

                       DVI Receivables XVI, L.L.C. 2001-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                            OCT REPORT FOR    NOV REPORT FOR    DEC REPORT FOR    JAN REPORT FOR
                                          SEPT REPORT FOR      SEPTEMBER          OCTOBER          NOVEMBER          DECEMBER
                                          AUGUST ACTIVITY      ACTIVITY          ACTIVITY          ACTIVITY          ACTIVITY
                                          ---------------   ---------------   ---------------   ---------------   ---------------
III. CLASS A NOTE AGGREGATE PRINCIPAL
 BALANCE
Beginning Aggregate Principal Balance of
 the Class A Notes                        $194,303,368.65   $194,303,368.65   $194,303,368.65   $194,303,368.65   $194,303,368.65
Class A Overdue Interest, If Any          $            --   $            --   $            --   $            --   $            --
Class A Monthly Interest                  $    692,446.62   $    692,446.62   $    692,446.62   $    692,446.62   $    692,446.62
Class A Overdue Principal, If Any         $            --   $            --   $            --   $            --   $            --
Class A Monthly Principal                 $            --   $            --   $            --   $            --   $            --
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Ending Aggregate Principal Balance of
 the Class A Notes                        $194,303,368.65   $194,303,368.65   $194,303,368.65   $194,303,368.65   $194,303,368.65
                                          ===============   ===============   ===============   ===============   ===============



                                             FEB REPORT FOR
                                            JANUARY ACTIVITY
                                            ----------------
III. CLASS A NOTE AGGREGATE PRINCIPAL
  BALANCE
Beginning Aggregate Principal
  Balance of the Class A Notes              $194,303,368.65
Class A Overdue Interest, If Any            $            --
Class A Monthly Interest                    $    692,446.62
Class A Overdue Principal, If Any           $            --
Class A Monthly Principal                   $ 30,507,588.64
                                            ---------------
Ending Aggregate Principal Balance of the
  Class A Notes                             $163,795,780.01
                                            ===============

                                                            OCT REPORT FOR    NOV REPORT FOR    DEC REPORT FOR    JAN REPORT FOR
                                          SEPT REPORT FOR      SEPTEMBER          OCTOBER          NOVEMBER          DECEMBER
                                          AUGUST ACTIVITY      ACTIVITY          ACTIVITY          ACTIVITY          ACTIVITY
                                          ---------------   ---------------   ---------------   ---------------   ---------------
IV. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class
 A Notes
 Class A1                                 $            --   $            --   $            --   $            --   $            --
 Class A2                                 $            --   $            --   $            --   $            --   $            --
 Class A3                                 $ 59,767,368.65   $ 59,767,368.65   $ 59,767,368.65   $ 59,767,368.65   $ 59,767,368.65
 Class A4                                 $134,536,000.00   $134,536,000.00   $134,536,000.00   $134,536,000.00   $134,536,000.00
                                          ---------------   ---------------   ---------------   ---------------   ---------------
                                          $194,303,368.65   $194,303,368.65   $194,303,368.65   $194,303,368.65   $194,303,368.65
Class A Monthly Interest
 Class A1 (Actual Number Days/360)        $            --   $            --   $            --   $            --   $            --
 Class A2                                 $            --   $            --   $            --   $            --   $            --
 Class A3                                 $    175,267.81   $    175,267.81   $    175,267.81   $    175,267.81   $    175,267.81
 Class A4                                 $    517,178.81   $    517,178.81   $    517,178.81   $    517,178.81   $    517,178.81

Class A Monthly Principal
 Class A1                                 $            --   $            --   $            --   $            --   $            --
 Class A2                                 $            --   $            --   $            --   $            --   $            --
 Class A3                                 $            --   $            --   $            --   $            --   $            --
 Class A4                                 $            --   $            --   $            --   $            --   $            --
                                          ---------------   ---------------   ---------------   ---------------   ---------------
                                          $            --   $            --   $            --   $            --   $            --

Ending Principal Balance of the Class A
 Notes
 Class A1                                 $            --   $            --   $            --   $            --   $            --
 Class A2                                 $            --   $            --   $            --   $            --   $            --
 Class A3 CUSIP 23335GAC6                 $ 59,767,368.65   $ 59,767,368.65   $ 59,767,368.65   $ 59,767,368.65   $ 59,767,368.65
 Class A4 CUSIP 23335GAD4                 $134,536,000.00   $134,536,000.00   $134,536,000.00   $134,536,000.00   $134,536,000.00
                                          ---------------   ---------------   ---------------   ---------------   ---------------
                                          $194,303,368.65   $194,303,368.65   $194,303,368.65   $194,303,368.65   $194,303,368.65
                                          ===============   ===============   ===============   ===============   ===============
Class A3
Interest Paid Per $1,000 Original Face
 $122,000,000                                   1.4366214         1.4366214         1.4366214         1.4366214         1.4366214
Principal Paid Per $1,000 Original Face
 $122,000,000                                   0.0000000         0.0000000         0.0000000         0.0000000         0.0000000
Ending Principal Balance Factor                 0.4898965         0.4898965         0.4898965         0.4898965         0.4898965
Class A4
 Interest Paid Per $1,000
 Original Face $134,536,000                     3.8441667         3.8441667         3.8441667         3.8441667         3.8441667
Principal Paid Per $1,000 Original Face
 $134,536,000                                   0.0000000         0.0000000         0.0000000         0.0000000         0.0000000
Ending Principal Balance Factor                 1.0000000         1.0000000         1.0000000         1.0000000         1.0000000




                                             FEB REPORT FOR
                                            JANUARY ACTIVITY
                                            ----------------
IV. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A
  Notes
  Class A1                                  $            --
  Class A2                                  $            --
  Class A3                                  $ 59,767,368.65
  Class A4                                  $134,536,000.00
                                            ---------------
                                            $194,303,368.65
Class A Monthly Interest
  Class A1 (Actual Number Days/360)         $            --
  Class A2                                  $            --
  Class A3                                  $    175,267.81
  Class A4                                  $    517,178.81

Class A Monthly Principal
  Class A1                                  $            --
  Class A2                                  $            --
  Class A3                                  $  9,384,079.70
  Class A4                                  $ 21,123,508.95
                                            ---------------
                                            $ 30,507,588.64
Ending Principal Balance of the Class A
  Notes
  Class A1                                  $            --
  Class A2                                  $            --
  Class A3 CUSIP 23335GAC6                  $ 50,383,288.95
  Class A4 CUSIP 23335GAD4                  $113,412,491.05
                                            ---------------
                                            $163,795,780.01
                                            ===============
Class A3
Interest Paid Per $1,000 Original Face
  $122,000,000                                    1.4366214
Principal Paid Per $1,000 Original Face
  $122,000,000                                   76.9186861
Ending Principal Balance Factor                   0.4129778
Class A4 Interest Paid Per $1,000 Original
  Face $134,536,000                               3.8441667
Principal Paid Per $1,000 Original Face
  $134,536,000                                  157.0100861
Ending Principal Balance Factor                   0.8429899


                                                     SEPT REPORT     OCT REPORT      NOV REPORT      DEC REPORT      JAN REPORT
                                                     FOR AUGUST     FOR SEPTEMBER    FOR OCTOBER    FOR NOVEMBER    FOR DECEMBER
                                                      ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY
                                                    -------------   -------------   -------------   -------------   -------------
V. CLASS B NOTE PRINCIPAL BALANCE CUSIP 23335GAE2
Beginning Principal Balance of the Class B Notes    $3,310,038.42   $3,310,038.42   $3,310,038.42   $3,310,038.42   $3,310,038.42
Class B Overdue Interest, If Any                    $          --   $          --   $          --   $          --   $          --
Class B Monthly Interest                            $   11,472.04   $   11,472.04   $   11,472.04   $   11,472.04   $   11,472.04
Class B Overdue Principal, If Any                   $          --   $          --   $          --   $          --   $          --
Class B Monthly Principal                           $          --   $          --   $          --   $          --   $          --
                                                    -------------   -------------   -------------   -------------   -------------
Ending Principal Balance of the Class B Notes       $3,310,038.42   $3,310,038.42   $3,310,038.42   $3,310,038.42   $3,310,038.42
                                                    =============   =============   =============   =============   =============

Interest Paid Per $1,000 Original Face $6,440,000       1.7813729       1.7813729       1.7813729       1.7813729       1.7813729
Principal Paid Per $1,000 Original Face $6,440,000      0.0000000       0.0000000       0.0000000       0.0000000       0.0000000
Ending Principal Balance Factor                         0.5139811       0.5139811       0.5139811       0.5139811       0.5139811


                                      FEB REPORT FOR JANUARY
                                             ACTIVITY
                                      ----------------------
V. CLASS B NOTE PRINCIPAL BALANCE
   CUSIP 23335GAE2
Beginning Principal Balance of the
  Class B Notes                            $3,310,038.42
Class B Overdue Interest, If Any           $          --
Class B Monthly Interest                   $   11,472.04
Class B Overdue Principal, If Any          $          --
Class B Monthly Principal                  $          --
                                           -------------
Ending Principal Balance of the
  Class B Notes                            $3,310,038.42
                                           =============
Interest Paid Per $1,000 Original
  Face $6,440,000                              1.7813729
Principal Paid Per $1,000 Original
  Face $6,440,000                              0.0000000
Ending Principal Balance Factor                0.5139811

                                                     SEPT REPORT     OCT REPORT      NOV REPORT      DEC REPORT      JAN REPORT
                                                     FOR AUGUST     FOR SEPTEMBER    FOR OCTOBER    FOR NOVEMBER    FOR DECEMBER
                                                      ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY
                                                    -------------   -------------   -------------   -------------   -------------
VI. CLASS C NOTE PRINCIPAL BALANCE CUSIP 23335GAF9
Beginning Principal Balance of the Class C Notes    $6,625,216.73   $6,625,216.73   $6,625,216.73   $6,625,216.73   $6,625,216.73
Class C Overdue Interest, If Any                    $          --   $          --   $          --   $          --   $          --
Class C Monthly Interest                            $   24,320.07   $   24,320.07   $   24,320.07   $   24,320.07   $   24,320.07
Class C Overdue Principal, If Any                   $          --   $          --   $          --   $          --   $          --
Class C Monthly Principal                           $          --   $          --   $          --   $          --   $          --
                                                    -------------   -------------   -------------   -------------   -------------
Ending Principal Balance of the Class C Notes       $6,625,216.73   $6,625,216.73   $6,625,216.73   $6,625,216.73   $6,625,216.73
                                                    =============   =============   =============   =============   =============
Interest Paid Per $1,000 Original Face $12,890,000      1.8867391       1.8867391       1.8867391       1.8867391       1.8867391
Principal Paid Per $1,000 Original Face
 $12,890,000                                            0.0000000       0.0000000       0.0000000       0.0000000       0.0000000
Ending Principal Balance Factor                         0.5139811       0.5139811       0.5139811       0.5139811       0.5139811




                                               FEB REPORT FOR
                                              JANUARY ACTIVITY
                                              ----------------
VI. CLASS C NOTE PRINCIPAL BALANCE CUSIP
  23335GAF9
Beginning Principal Balance of the Class C
  Notes                                         $6,625,216.73
Class C Overdue Interest, If Any                $          --
Class C Monthly Interest                        $   24,320.07
Class C Overdue Principal, If Any               $          --
Class C Monthly Principal                       $          --
                                                -------------
Ending Principal Balance of the Class C
  Notes                                         $6,625,216.73
                                                =============
Interest Paid Per $1,000 Original Face
  $12,890,000                                       1.8867391
Principal Paid Per $1,000 Original Face
  $12,890,000                                       0.0000000
Ending Principal Balance Factor                     0.5139811

                       DVI Receivables XVI, L.L.C. 2001-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                               SEPT REPORT FOR AUGUST     OCT REPORT FOR      NOV REPORT FOR     DEC REPORT FOR      JAN REPORT FOR
                                     ACTIVITY          SEPTEMBER ACTIVITY   OCTOBER ACTIVITY   NOVEMBER ACTIVITY   DECEMBER ACTIVITY
                              ----------------------   ------------------   ----------------   -----------------   -----------------
VII. CLASS D NOTE
  PRINCIPAL BALANCE CUSIP
  23335GAG7
Beginning Principal
  Balance of the
  Class D Notes                        $4,415,097.90       $4,415,097.90      $4,415,097.90       $4,415,097.90        $4,415,097.90
Class D Overdue
  Interest, If Any                     $          --       $          --      $          --       $          --        $          --
Class D Monthly
  Interest                             $   17,469.07       $   17,469.07      $   17,469.07       $   17,469.07        $   17,469.07
Class D Overdue
  Principal, If Any                    $          --       $          --      $          --       $          --        $          --
Class D Monthly
  Principal                            $          --       $          --      $          --       $          --        $          --
Ending Principal
  Balance of the
                                       -------------       -------------      -------------       -------------        -------------
  Class D Notes                        $4,415,097.90       $4,415,097.90      $4,415,097.90       $4,415,097.90        $4,415,097.90
                                       =============       =============      =============       =============        =============
Interest Paid Per $1,000
  Original Face $8,590,000                 2.0336520           2.0336520          2.0336520           2.0336520            2.0336520
Principal Paid Per $1,000
  Original Face $8,590,000                 0.0000000           0.0000000          0.0000000           0.0000000            0.0000000
Ending Principal Balance Factor            0.5139811           0.5139811          0.5139811           0.5139811            0.5139811




                                               FEB REPORT FOR
                                              JANUARY ACTIVITY
                                              ----------------
VII. CLASS D NOTE PRINCIPAL BALANCE CUSIP
  23335GAG7
Beginning Principal Balance of the Class D
  Notes                                         $4,415,097.90
Class D Overdue Interest, If Any                $          --
Class D Monthly Interest                        $   17,469.07
Class D Overdue Principal, If Any               $          --
Class D Monthly Principal                       $          --
Ending Principal Balance of the Class
                                                -------------
D Notes                                         $4,415,097.90
                                                =============
Interest Paid Per $1,000 Original Face
  $8,590,000                                        2.0336520
Principal Paid Per $1,000 Original Face
  $8,590,000                                        0.0000000
Ending Principal Balance Factor                     0.5139811

                                                     SEPT REPORT     OCT REPORT      NOV REPORT      DEC REPORT      JAN REPORT
                                                     FOR AUGUST     FOR SEPTEMBER    FOR OCTOBER    FOR NOVEMBER    FOR DECEMBER
                                                      ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY
                                                    -------------   -------------   -------------   -------------   -------------
VIII. CLASS E NOTE PRINCIPAL BALANCE CUSIP
 23335GAH5
Beginning Principal Balance of the Class E Notes    $5,520,157.30   $5,520,157.30   $5,520,157.30   $5,520,157.30   $5,520,157.30
Class E Overdue Interest, If Any                    $          --   $          --   $          --   $          --   $          --
Class E Monthly Interest                            $   35,292.21   $   35,292.21   $   35,292.21   $   35,292.21   $   35,292.21
Class E Overdue Principal, If Any                   $          --   $          --   $          --   $          --   $          --
Class E Monthly Principal                           $          --   $          --   $          --   $          --   $          --
                                                    -------------   -------------   -------------   -------------   -------------
Ending Principal Balance of the Class E Notes       $5,520,157.30   $5,520,157.30   $5,520,157.30   $5,520,157.30   $5,520,157.30
                                                    =============   =============   =============   =============   =============
Interest Paid Per $1,000 Original Face $10,740,000      3.2860527      3.2860527        3.2860527      3.2860527        3.2860527
Principal Paid Per $1,000 Original Face
 $10,740,000                                            0.0000000      0.0000000        0.0000000      0.0000000        0.0000000
Ending Principal Balance Factor                         0.5139811      0.5139811        0.5139811      0.5139811        0.5139811



                                               FEB REPORT FOR
                                              JANUARY ACTIVITY
                                              ----------------
VIII. CLASS E NOTE PRINCIPAL BALANCE CUSIP
  23335GAH5
Beginning Principal Balance of the Class E
  Notes                                         $5,520,157.30
Class E Overdue Interest, If Any                $          --
Class E Monthly Interest                        $   35,292.21
Class E Overdue Principal, If Any               $          --
Class E Monthly Principal                       $          --
Ending Principal Balance of the Class E
                                                -------------
  Notes                                         $5,520,157.30
                                                =============
Interest Paid Per $1,000 Original Face
  $10,740,000                                       3.2860527
Principal Paid Per $1,000 Original Face
  $10,740,000                                       0.0000000
Ending Principal Balance Factor                     0.5139811

                                                     SEPT REPORT     OCT REPORT      NOV REPORT      DEC REPORT      JAN REPORT
                                                     FOR AUGUST     FOR SEPTEMBER    FOR OCTOBER    FOR NOVEMBER    FOR DECEMBER
                                                      ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY
                                                    -------------   -------------   -------------   -------------   -------------
IX. ISSUERS RESIDUAL PRINCIPAL BALANCE
Beginning Residual Principal Balance                $6,623,801.33   $6,623,801.33   $6,623,801.33   $6,623,801.33   $6,623,801.33
Residual Interest for month of August               $          --   $          --   $          --   $          --   $          --
Residual Principal                                  $          --   $          --   $          --   $          --   $          --
                                                    -------------   -------------   -------------   -------------   -------------
Ending Residual Principal Balance                   $6,623,801.33   $6,623,801.33   $6,623,801.33   $6,623,801.33   $6,623,801.33
                                                    =============   =============   =============   =============   =============




                                               FEB REPORT FOR
                                              JANUARY ACTIVITY
                                              ----------------
IX. ISSUERS RESIDUAL PRINCIPAL BALANCE
Beginning Residual Principal Balance            $6,623,801.33
Residual Interest for month of August           $          --
Residual Principal                              $          --
                                                -------------
Ending Residual Principal Balance               $6,623,801.33
                                                =============

                                                          SEPT REPORT    OCT REPORT     NOV REPORT     DEC REPORT     JAN REPORT
                                                          FOR AUGUST    FOR SEPTEMBER   FOR OCTOBER   FOR NOVEMBER   FOR DECEMBER
                                                           ACTIVITY       ACTIVITY       ACTIVITY       ACTIVITY       ACTIVITY
                                                          -----------   -------------   -----------   ------------   ------------
X. PAYMENT TO SERVICER
-Collection period Servicer Fee                           $137,998.55    $133,098.80    $124,910.60   $120,159.59    $114,949.24
-Collection Period Trustee Fee                            $        --    $        --    $        --   $        --    $        --
-Servicer Advance Reimbursement                           $        --    $        --    $        --   $        --    $        --
-Less Netting Amount                                      $        --    $        --    $        --   $        --    $        --
-Tax, Maintenance, Late Charges, Bank Interest, and
 other amounts                                            $189,312.23    $148,583.54    $143,114.97   $144,534.36    $200,658.40
                                                          -----------    -----------    -----------   -----------    -----------
Total amounts due to Servicer                             $327,310.78    $281,682.34    $268,025.57   $264,693.95    $315,607.64
                                                          ===========    ===========    ===========   ===========    ===========

                                                                   AGGREGATE
                                             FEB REPORT FOR    AMOUNTS OF SEPT -
                                            JANUARY ACTIVITY      FEB REPORTS
                                            ----------------   -----------------
X. PAYMENT TO SERVICER
-Collection period Servicer Fee               $  107,308.68      $  738,425.45
-Collection Period Trustee Fee                $   31,335.20      $   31,335.20
-Servicer Advance Reimbursement               $4,220,529.99      $4,220,529.99
-Less Netting Amount                          $ (494,876.45)     $ (494,876.45)
-Tax, Maintenance, Late Charges, Bank
  Interest, and other amounts                 $  133,365.41      $  959,568.91
                                              -------------      -------------
Total amounts due to Servicer                 $3,997,662.83      $5,454,983.10
                                              =============      =============

                       DVI Receivables XVI, L.L.C. 2001-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                            OCT REPORT FOR    NOV REPORT FOR    DEC REPORT FOR    JAN REPORT FOR
                                          SEPT REPORT FOR      SEPTEMBER          OCTOBER          NOVEMBER          DECEMBER
                                          AUGUST ACTIVITY      ACTIVITY          ACTIVITY          ACTIVITY          ACTIVITY
                                          ---------------   ---------------   ---------------   ---------------   ---------------
XI. AGGREGATE DISCOUNTED CONTRACT
 BALANCE
POOL A
Aggregate Discounted Contract Balance,
 as defined in Indenture Agreement, at
 the beginning of the related Collection
 Period                                   $176,702,956.90   $175,466,969.13   $165,542,970.14   $163,719,875.34   $160,633,183.29
Aggregate Discounted Contract Balance of
 Additional Contracts acquired during
 Collection Period                        $            --   $            --   $            --   $            --   $            --
Decline in Aggregate Discounted Contract
 Balance                                  $  1,235,987.77   $  9,923,998.99   $  1,823,094.80   $  3,086,692.04   $ 10,776,069.35
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Aggregate Discounted Contract Balance,
 as defined in Indenture Agreement, at
 the ending of the related Collection
 Period                                   $175,466,969.13   $165,542,970.14   $163,719,875.34   $160,633,183.29   $149,857,113.94
                                          ===============   ===============   ===============   ===============   ===============
Components of Decline in Aggregate
 Discounted Contract Balance:
 - Principal portion of Contract
   Payments and Servicer Advances         $ (2,665,031.18)  $   (350,459.95)  $  1,515,078.47   $  2,395,945.39   $   (555,434.06)
 - Principal portion of Prepayment
   Amounts                                $            --   $    451,817.03   $     67,329.84   $     95,073.29   $    458,981.27
 - Principal portion of Contracts
   repurchased under Indenture Agreement
   Section 4.02                           $            --   $            --   $            --   $            --   $            --
 - Aggregate Discounted Contract Balance
   of Contracts that have become
   Defaulted Contracts during the
   Collection Period                      $  3,901,018.95   $  9,822,641.91   $    240,686.49   $    595,673.36   $ 10,872,522.14
 - Aggregate Discounted Contract Balance
   of Substitute Contracts added during
   Collection Period                      $            --   $            --   $            --   $            --   $            --
 - Aggregate Discounted Contract Balance
   of Predecessor Contracts withdrawn
   during Collection Period               $            --   $            --   $            --   $            --   $            --
                                          ---------------   ---------------   ---------------   ---------------   ---------------
     Total Decline in Aggregate
       Discounted Contract Balance        $  1,235,987.77   $  9,923,998.99   $  1,823,094.80   $  3,086,692.04   $ 10,776,069.35
                                          ===============   ===============   ===============   ===============   ===============
POOL B
Aggregate Discounted Contract Balance,
 as defined in Indenture Agreement, at
 the beginning of the related Collection
 Period                                   $ 44,094,723.34   $ 43,557,552.72   $ 41,170,429.42   $ 37,391,727.21   $ 34,153,896.83
Aggregate Discounted Contract Balance of
 Additional Contracts acquired during
 Collection Period                        $            --   $            --   $            --   $            --   $            --
Decline in Aggregate Discounted Contract
 Balance                                  $    537,170.62   $  2,387,123.30   $  3,778,702.21   $  3,237,830.38   $  1,487,741.30
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Aggregate Discounted Contract Balance,
 as defined in Indenture Agreement, at
 the ending of the related Collection
 Period                                   $ 43,557,552.72   $ 41,170,429.42   $ 37,391,727.21   $ 34,153,896.83   $ 32,666,155.53
                                          ===============   ===============   ===============   ===============   ===============
Components of Decline in Aggregate
 Discounted Contract Balance:
 - Principal portion of Contract
   Payments and Servicer Advances         $    462,478.67   $  1,221,956.01   $    405,158.75   $    186,777.49   $    852,755.39
 - Principal portion of Prepayment
   Amounts                                $            --   $  1,165,167.29   $      3,817.95   $  1,630,866.68   $    158,146.15
 - Principal portion of Contracts
   repurchased under Indenture Agreement
   Section 4.02                           $            --   $            --   $            --   $            --   $            --
 - Aggregate Discounted Contract Balance
   of Contracts that have become
   Defaulted Contracts during the
   Collection Period                      $     74,691.95   $            --   $  3,369,725.50   $  1,420,186.21   $    476,839.76
 - Aggregate Discounted Contract Balance
   of Substitute Contracts added during
   Collection Period                      $            --   $            --   $            --   $            --   $            --
 - Aggregate Discounted Contract Balance
   of Predecessor Contracts withdrawn
   during Collection Period               $            --   $            --   $            --   $            --   $            --
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Total Decline in Aggregate Discounted
 Contract Balance                         $    537,170.62   $  2,387,123.30   $  3,778,702.21   $  3,237,830.38   $  1,487,741.30
                                          ===============   ===============   ===============   ===============   ===============
AGGREGATE DISCOUNTED CONTRACT
BALANCE AT THE END OF THE RELATED
 COLLECTION PERIOD                        $219,024,521.84   $206,713,399.55   $201,111,602.55   $194,787,080.12   $182,523,269.47
                                          ===============   ===============   ===============   ===============   ===============




                                             FEB REPORT FOR
                                            JANUARY ACTIVITY
                                            ----------------
XI. AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
Aggregate Discounted Contract Balance, as
  defined in Indenture Agreement, at the
  beginning of the related Collection
  Period                                    $149,857,113.94
Aggregate Discounted Contract Balance of
  Additional Contracts acquired during
  Collection Period                         $            --
Decline in Aggregate Discounted Contract
  Balance                                   $ 29,249,991.09
                                            ---------------
Aggregate Discounted Contract Balance, as
  defined in Indenture Agreement, at the
  ending of the related Collection Period   $120,607,122.85
                                            ===============
Components of Decline in Aggregate
 Discounted Contract Balance:
  - Principal portion of Contract Payments
     and Servicer Advances                  $ (4,154,791.30)
  - Principal portion of Prepayment
     Amounts                                $    986,102.95
  - Principal portion of Contracts
     repurchased under Indenture Agreement
     Section 4.02                           $            --
  - Aggregate Discounted Contract Balance
     of Contracts that have become
     Defaulted Contracts during the
     Collection Period                      $ 32,418,679.44
  - Aggregate Discounted Contract Balance
     of Substitute Contracts added during
     Collection Period                      $            --
  - Aggregate Discounted Contract Balance
     of Predecessor Contracts withdrawn
     during Collection Period               $            --
                                            ---------------
Total Decline in Aggregate Discounted
  Contract Balance                          $ 29,249,991.09
                                            ===============
POOL B
Aggregate Discounted Contract Balance, as
  defined in Indenture Agreement, at the
  beginning of the related Collection
  Period                                    $ 32,666,155.53
Aggregate Discounted Contract Balance of
  Additional Contracts acquired during
  Collection Period                         $            --
Decline in Aggregate Discounted Contract
  Balance                                   $  2,640,740.82
                                            ---------------
Aggregate Discounted Contract Balance, as
  defined in Indenture Agreement, at the
  ending of the related Collection Period   $ 30,025,414.71
                                            ===============
Components of Decline in Aggregate
 Discounted Contract Balance:
  - Principal portion of Contract Payments
     and Servicer Advances                  $    295,248.48
  - Principal portion of Prepayment
     Amounts                                $      7,805.34
  - Principal portion of Contracts
     repurchased under Indenture Agreement
     Section 4.02                           $            --
  - Aggregate Discounted Contract Balance
     of Contracts that have become
     Defaulted Contracts during the
     Collection Period                      $  2,337,687.00
  - Aggregate Discounted Contract Balance
     of Substitute Contracts added during
     Collection Period                      $            --
  - Aggregate Discounted Contract Balance
     of Predecessor Contracts withdrawn
     during Collection Period               $            --
                                            ---------------
Total Decline in Aggregate Discounted
  Contract Balance                          $  2,640,740.82
                                            ===============
AGGREGATE DISCOUNTED CONTRACT BALANCE AT
  THE END OF THE RELATED COLLECTION PERIOD  $150,632,537.56
                                            ===============

                       DVI Receivables XVI, L.L.C. 2001-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                                               Sept Report        Oct Report        Nov Report        Dec Report        Jan Report
                                               for August       for September      for October       for November      for December
                                                 Activity          Activity          Activity          Activity          Activity
                                             ---------------   ---------------   ---------------   ---------------   ---------------
XII. CUMULATIVE DETAIL OF DEFAULTED
     CONTRACTS*
     Lease #
     (See EXHIBIT A)
       Pool A Total Discounted
          Present Value                      $  3,901,018.95   $ 13,723,660.86   $ 13,964,347.35   $ 14,560,020.71   $ 25,432,542.85
        Pool B Total Discounted
          Present Value                      $     74,691.95   $     74,691.95   $  3,444,417.45   $  4,864,603.66   $  5,341,443.42

     a) Discounted Contract Balances of
        all Defaulted Contracts              $  3,975,710.90   $ 13,798,352.81   $ 17,408,764.80   $ 19,424,624.37   $ 30,773,986.27
     b) ADCB at Closing Date                 $429,583,246.18   $429,583,246.18   $429,583,246.18   $429,583,246.18   $429,583,246.18
     c) (Cannot Exceed 6% over the Life
        of the Pool)                                   0.93%             3.21%             4.05%             4.52%             7.16%


                                                Feb Report
                                               for January
                                                Activity
                                             ---------------
XII. CUMULATIVE DETAIL OF DEFAULTED
     CONTRACTS*
     Lease #
     (See EXHIBIT A)
       Pool A Total Discounted
         Present Value                       $ 57,851,222.29
       Pool B Total Discounted
         Present Value                       $  7,679,130.42

     a) Discounted Contract Balances of
        all Defaulted Contracts              $ 65,530,352.71
     b) ADCB at Closing Date                 $429,583,246.18
     c) (Cannot Exceed 6% over the Life
        of the Pool)                                  15.25%

     * The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $4,220,529.99 have been reimbursed to DVI Financial
          Services, Inc. in accordance with the terms of the Settlement
          Agreement.

                                               Sept Report        Oct Report        Nov Report        Dec Report        Jan Report
                                               for August       for September      for October       for November      for December
                                                 Activity          Activity          Activity          Activity          Activity
                                             ---------------   ---------------   ---------------   ---------------   ---------------
XIII. CUMULATIVE DETAIL OF DELINQUENT
      CONTRACTS REPURCHASED
     Pool A
     Repurchases                             $ 10,168,631.85   $ 10,168,631.85   $ 10,168,631.85   $ 10,168,631.85   $ 10,168,631.85
     Substitutions                           $  6,250,273.37   $  6,250,273.37   $  6,250,273.37   $  6,250,273.37   $  6,250,273.37

     Pool B
     Repurchases                             $    689,848.09   $    689,848.09   $    689,848.09   $    689,848.09   $    689,848.09
     Substitutions                           $            --   $            --   $            --   $            --   $           --
                                             ---------------   ---------------   ---------------   ---------------   ---------------
     Total                                   $ 17,108,753.31   $ 17,108,753.31   $ 17,108,753.31   $ 17,108,753.31   $ 17,108,753.31
     a) Discounted Contract Balances of
        all Delinquent Contracts
        Repurchased                          $ 17,108,753.31   $ 17,108,753.31   $ 17,108,753.31   $ 17,108,753.31   $ 17,108,753.31
     b) ADCB at Closing Date                 $429,583,246.18   $429,583,246.18   $429,583,246.18   $429,583,246.18   $429,583,246.18
     c) (Cannot Exceed 15% over the Life
        of the Pool)                                   3.98%             3.98%             3.98%             3.98%             3.98%


                                                Feb Report
                                               for January
                                                Activity
                                             ---------------
XIII. CUMULATIVE DETAIL OF DELINQUENT
      CONTRACTS REPURCHASED
     Pool A
     Repurchases                             $ 10,168,631.85
     Substitutions                           $  6,250,273.37

     Pool B
     Repurchases                             $    689,848.09
     Substitutions                           $            --

                                             ---------------
     Total                                   $ 17,108,753.31
     a) Discounted Contract Balances of
        all Delinquent Contracts
        Repurchased                          $ 17,108,753.31
     b) ADCB at Closing Date                 $429,583,246.18
     c) (Cannot Exceed 15% over the Life
        of the Pool)                                   3.98%


XIV.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL A)
                                                                                                                      Predecessor
                                                                                  Discounted        Predecessor        Discounted
     Lease #                                                                     Present Value        Lease #        Present Value
     -------                                                                     --------------     -----------     ---------------
     3092-701                                                                    $ 1,285,497.56       3083-701      $    619,156.09
     1026-005                                                                    $ 3,940,729.70       2706-201      $     81,139.77
     3729-001                                                                    $ 1,587,776.40       2706-203      $    173,283.13
     3729-002                                                                    $   274,210.76       2706-204      $     69,644.93
          Cash                                                                   $   134,588.62       2706-205      $    564,127.46
                                                                                                      2706-206      $    150,000.35
                                                                                                      2706-208      $    272,302.98
                                                                                                      2706-209      $    445,577.17
                                                                                                      2706-210      $     51,850.10
                                                                                                      2714-201      $    647,026.56
                                                                                                      2714-202      $    561,533.95
                                                                                                      3020-001      $  2,920,819.08
     2140-502                                                                    $ 1,662,459.55       2046-203      $    390,131.10
          Cash                                                                   $    45,960.10       2716-201      $  1,047,478.02
                                                                                                      2716-202      $    270,810.53
                                                                                                                    ---------------
             Totals:                                                             $ 8,931,222.69                     $  8,264,881.22

     a) Discounted Contract Balances of All Prepaid Contracts                                                       $  8,264,881.22
     b) ADCB of Pool A at Closing Date                                                                              $323,844,130.83
     c) (Cannot Exceed 10% Over the Life of the Pool)                                                                         2.55%

     Data for Current Reporting Period Substitutions
     a) Total Discounted Contract Balance of Predecessor Receivables                                  $     --
     b) Total Discounted Contract Balance of Substitute Receivables                                   $     --
     c) If (a) > (b), amount to be deposited in Collection Account per
        Contribution & Servicing Agreement 7.02                                                       $     --

     Changes in any of the above detail during the related
     Collection Period (August to January)                                                             YES           NO          X


     CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL B)
                                                                                                                      Predecessor
                                                                                  Discounted        Predecessor        Discounted
     Lease #                                                                     Present Value        Lease #        Present Value
     -------                                                                     --------------     -----------     ---------------
     NONE

                                                                                                                    ---------------
          Totals:                                                                $           --                     $            --

     a) Discounted Contract Balances of All Prepaid Contracts                                                       $            --
     b) ADCB of Pool B at Closing Date                                                                              $105,739,115.35
     c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating Agency Approves)                                           0.00%

     Data for Current Reporting Period Substitutions
     a) Total Discounted Contract Balance of Predecessor Receivables                                $       --
     b) Total Discounted Contract Balance of Substitute Receivables                                 $       --
     c) If (a) > (b), amount to be deposited in Collection Account per
        Contribution & Servicing Agreement 7.02                                                     $       --

     Changes in any of the above detail during the related
     Collection Period (August to January)                                                              YES           NO          X

XV.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-NON-PERFORMING (POOL A)

                                                                                                                      Predecessor
                                                                                  Discounted        Predecessor        Discounted
     Lease #                                                                     Present Value        Lease #        Present Value
     -------                                                                     --------------     -----------     ---------------
     3694-002                                                                    $ 3,261,116.93       2771-001      $  3,215,821.21
     3718-002                                                                    $   758,012.82       2973-003      $    180,086.79
     3718-003                                                                    $ 2,385,619.17       3042-701      $    496,910.77
                                                                                                      3042-702      $    496,545.09
                                                                                                      3042-703      $    568,430.94
                                                                                                      2696-001      $    229,571.22
                                                                                                      1789-003      $    245,541.19
                                                                                                      2973-001      $    545,805.09
                                                                                                     2003385-004    $    228,502.25
                                                                                                     2008553-001    $     27,358.62
                                                                                                     2009504-003    $     15,700.20
                                                                                                                    ---------------
          Totals:                                                                $ 6,404,748.92                     $  6,250,273.37

     a) Discounted Contract Balances of All Non-Performing Contracts                                                $  6,250,273.37
     b) ADCB of Pool A at Closing Date                                                                              $323,844,130.83
     c) (Cannot Exceed 10% Over the Life of the Pool)                                                                         1.93%

     Data for Current Reporting Period Substitutions
     a) Total Discounted Contract Balance of Predecessor Receivables                                  $        --
     b) Total Discounted Contract Balance of Substitute Receivables                                   $        --
     c) If (a) > (b), amount to be deposited in Collection Account per
        Contribution & Servicing Agreement 7.02                                                       $        --

     Changes in any of the above detail during the related
     Collection Period  (August to January)                                                              YES           NO          X

     CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -GENERAL RIGHTS (POOL B)

                                                                                                                      Predecessor
                                                                                  Discounted        Predecessor        Discounted
     Lease #                                                                     Present Value        Lease #        Present Value
     -------                                                                     --------------     -----------     ---------------
     NONE

                                                                                                                    ---------------
          Totals:                                                                $          --                      $            --

     a) Discounted Contract Balances of all Contracts Substituted                                                   $            --
     b) ADCB of Pool B at Closing Date                                                                              $105,739,115.35
     c) (Cannot Exceed 10% Over the Life of the Pool)                                                                         0.00%

     Data for Current Reporting Period Substitutions
     a) Total Discounted Contract Balance of Predecessor Receivables             $           --
     b) Total Discounted Contract Balance of Substitute Receivables              $           --
     c) If (a) > (b), amount to be deposited in Collection Account per
        Contribution & Servicing Agreement 7.02                                  $           --

     Changes in any of the above detail during the related
     Collection Period  (August to January)                                                              YES           NO          X

                       DVI Receivables XVI, L.L.C. 2001-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

XVI. POOL PERFORMING MEASUREMENTS
1 AGGREGATE DISCOUNTED                       SEPT REPORT FOR     OCT REPORT FOR      NOV REPORT FOR
CONTRACT BALANCE                             AUGUST ACTIVITY   SEPTEMBER ACTIVITY   OCTOBER ACTIVITY
---------------------------------            ---------------   ------------------   ----------------
Contracts Delinquent > 90 days
- This Month :                               $ 10,661,733.53    $ 12,788,965.37     $ 35,053,222.54
-1 Month Prior :                             $ 12,255,188.95    $ 10,661,733.53     $ 12,788,965.37
-2 Months Prior :                            $ 13,229,972.81    $ 12,255,188.95     $ 10,661,733.53
                                             ---------------    ---------------     ---------------
Total                                        $ 36,146,895.29    $ 33,696,689.27     $ 58,503,921.45
a) 3 Month Average:                          $ 12,048,965.10    $ 11,232,229.76     $ 19,501,307.15
Total Outstanding Contracts
- This Month :                               $219,024,521.84    $206,713,399.55     $201,111,602.54
-1 Month Prior :                             $220,797,680.24    $219,024,521.84     $206,713,399.55
-2 Months Prior :                            $229,124,675.15    $220,797,680.24     $219,024,521.84
                                             ---------------    ---------------     ---------------
Total                                        $668,946,877.23    $633,612,706.30     $626,849,523.94
b) 3 Month Average:                          $222,982,292.41    $211,204,235.43     $208,949,841.31
c) a/b                                                  5.40%              5.32%               9.33%
2. Does a Delinquency Condition Exist
   (1c > 6%)                                       NO                  NO                 YES
                                             ---------------    ---------------     ---------------
3. Restricting Event Check
  A. A Delinquency Condition Exists for
     Current Period?                               NO                  NO                 YES
                                             ---------------    ---------------     ---------------
  B. An Indenture Event of Default has
     occurred and is then Continuing?*             YES                 YES                YES
                                             ---------------    ---------------     ---------------
4. Has a Servicer Event of Default
  Occurred?*                                       YES                 YES                YES
                                             ---------------    ---------------     ---------------
5. Amortization Event Check
  A. Is 1c > 8%?                                   NO                  NO                 YES
                                             ---------------    ---------------     ---------------
  B. Bankruptcy, Insolvency,
     Reorganization, Default, Violation of
     any Covenant or Obligation not
     Remedied within 90 days?                      YES                 YES                YES
                                             ---------------    ---------------     ---------------
  C. As of any Determination Date, the sum
     of all Defaulted Contracts since the
     Closing Date exceeds 6% of the ADCB on
     the Closing Date?                             NO                  NO                 NO
                                             ---------------    ---------------     ---------------
6. Aggregate Discounted Contract Balance at
  Closing Date                               $429,583,246.18    $429,583,246.18     $429,583,246.18
Aggregate Discounted Contract Balances
  (A.D.C.B.) of Contracts listed as more
  than:
A.D.C.B**
30 Days Overdue                              $ 45,207,702.90    $ 40,299,372.10     $ 34,682,383.26
60 Days Overdue                              $  7,888,567.70    $ 23,896,638.32     $ 11,270,665.58
90 Days Overdue                              $  1,232,705.23    $  7,376,705.98     $ 23,746,760.30
120 Days Overdue                             $  2,894,279.48    $  2,225,585.63     $  7,380,034.29
150 Days Overdue                             $  7,921,644.10    $  3,186,673.76     $  3,926,427.95
180 Days Overdue                             $            --    $            --     $            --
                                             ---------------    ---------------     ---------------
                                             $ 65,144,899.42    $ 71,374,503.60     $ 81,006,271.38
A.D.C.B at end of Collection Period          $219,024,521.84    $206,713,399.55     $201,111,602.54
% OF TOTAL A.D.C.B
30 Days Overdue                                       20.640%            19.495%             17.245%
60 Days Overdue                                        3.602%            11.560%              5.604%
90 Days Overdue                                        0.563%             3.569%             11.808%
120 Days Overdue                                       1.321%             1.077%              3.670%
150 Days Overdue                                       3.617%             1.542%              1.952%
180 Days Overdue                                       0.000%             0.000%              0.000%

---------------

* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XVI that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.


XVI. POOL PERFORMING MEASUREMENTS
1 AGGREGATE DISCOUNTED                        DEC REPORT FOR      JAN REPORT FOR      FEB REPORT FOR
CONTRACT BALANCE                             NOVEMBER ACTIVITY   DECEMBER ACTIVITY   JANUARY ACTIVITY
---------------------------------            -----------------   -----------------   ----------------
Contracts Delinquent > 90 days
- This Month :                                $ 45,439,317.56     $ 42,198,284.61    $ 18,821,428.67
-1 Month Prior :                              $ 35,053,222.54     $ 45,439,317.56    $ 42,198,284.61
-2 Months Prior :                             $ 12,788,965.37     $ 35,053,222.54    $ 45,439,317.56
                                              ---------------     ---------------    ---------------
Total                                         $ 93,281,505.48     $122,690,824.71    $106,459,030.84
a) 3 Month Average:                           $ 31,093,835.16     $ 40,896,941.57    $ 35,486,343.61
                                              ---------------     ---------------    ---------------
Total Outstanding Contracts
- This Month :                                $194,787,080.12     $182,523,269.46    $150,632,537.56
-1 Month Prior :                              $201,111,602.54     $194,787,080.12    $182,523,269.46
-2 Months Prior :                             $206,713,399.55     $201,111,602.54    $194,787,080.12
                                              ---------------     ---------------    ---------------
Total                                         $602,612,082.21     $578,421,952.12    $527,942,887.14
b) 3 Month Average:                           $200,870,694.07     $192,807,317.37    $175,980,962.38
c) a/b                                                  15.48%              21.21%             20.16%
2. Does a Delinquency Condition Exist
  (1c > 6%)?                                         YES                 YES                YES
                                              ---------------     ---------------    ---------------
3. Restricting Event Check
  A. A Delinquency Condition Exists for
     Current Period?                                 YES                 YES                YES
                                              ---------------     ---------------    ---------------
  B. An Indenture Event of Default has
     occurred and is then Continuing?*               YES                 YES                YES
                                              ---------------     ---------------    ---------------
4. Has a Servicer Event of Default
  Occurred?*                                         YES                 YES                YES
                                              ---------------     ---------------    ---------------
5. Amortization Event Check
  A. Is 1c > 8%                                      YES                 YES                YES
                                              ---------------     ---------------    ---------------
  B. Bankruptcy, Insolvency,
     Reorganization, Default, Violation of
     any Covenant or Obligation not
     Remedied within 90 days?                        YES                 YES                YES
                                              ---------------     ---------------    ---------------
  C. As of any Determination Date, the sum
     of all Defaulted Contracts since the
     Closing Date exceeds 6% of the ADCB on
     the Closing Date?                                NO                 YES                YES
                                              ---------------     ---------------    ---------------
6. Aggregate Discounted Contract Balance at
  Closing Date                                $429,583,246.18     $429,583,246.18    $429,583,246.18
Aggregate Discounted Contract Balances
  (A.D.C.B.) of Contracts listed as more
  than:
A.D.C.B**
30 Days Overdue                               $ 28,567,260.46     $ 29,875,167.31    $ 24,710,346.60
60 Days Overdue                               $  8,462,884.68     $  4,515,132.98    $  4,226,300.60
90 Days Overdue                               $ 11,964,392.34     $  5,123,345.63    $  3,885,581.02
120 Days Overdue                              $ 22,922,552.18     $ 11,163,448.52    $  6,203,316.94
150 Days Overdue                              $ 10,552,373.04     $ 25,911,490.47    $  8,732,530.71
180 Days Overdue                              $            --     $            --    $            --
                                              ---------------     ---------------    ---------------
                                              $ 82,469,462.70     $ 76,588,584.91    $ 47,758,075.87
A.D.C.B at end of Collection Period           $194,787,080.12     $182,523,269.46    $150,632,537.56
% OF TOTAL A.D.C.B
30 Days Overdue                                        14.666%             16.368%            16.404%
60 Days Overdue                                         4.345%              2.474%             2.806%
90 Days Overdue                                         6.142%              2.807%             2.580%
120 Days Overdue                                       11.768%              6.116%             4.118%
150 Days Overdue                                        5.417%             14.196%             5.797%
180 Days Overdue                                        0.000%              0.000%             0.000%

---------------

* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XVI that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.

                       DVI Receivables XVI, L.L.C. 2001-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004


EXHIBIT # A - DETAIL ON DEFAULTED CONTRACTS*

                                                     SCHEDULED
      DEFAULT MONTH    CONTRACT #   POOL           DEFAULT AMOUNT
      -------------   -----------   -----          --------------
             Aug-03   0002636-001     A            $ 3,705,349.00
             Aug-03   2008046-001     A            $   195,669.95
             Aug-03   2008808-001     B            $    74,691.95
             Sep-03   0001026-005     A            $ 5,095,199.00
             Sep-03   0002140-502     A            $ 2,134,296.82
             Sep-03   0002636-002     A            $ 1,232,867.94
             Sep-03   0002705-201     A            $    97,028.64
             Sep-03   0002705-202     A            $   104,349.18
             Sep-03   0002705-203     A            $   468,968.75
             Sep-03   0002705-204     A            $   208,302.51
             Sep-03   0002705-205     A            $   481,629.07
             Oct-03   2009234-001     A            $    30,146.61
             Oct-03   0002858-003     A            $   210,539.88
             Oct-03   2005847-002     B            $    30,301.46
             Oct-03   2008725-001     B            $    43,738.54
             Oct-03   0002922-002     B            $ 3,295,685.50
             Nov-03   2007941-001     A            $    50,946.82
             Nov-03   0003145-001     A            $   235,246.72
             Nov-03   2009680-001     A            $   223,429.25
             Nov-03   2010454-001     A            $    86,050.57
             Nov-03   0002975-001     B            $ 1,389,311.36
             Nov-03   2006511-001     B            $    16,319.36
             Nov-03   2007887-002     B            $    14,398.94
             Nov-03   2009697-001     B            $       156.55
             Dec-03   0002812-001     A            $ 1,120,571.41
             Dec-03   0002833-003     A            $    38,825.77
             Dec-03   0002867-002     A            $    40,270.43
             Dec-03   0002867-003     A            $   148,563.00
             Dec-03   0002968-001     A            $ 1,182,727.31
             Dec-03   0002968-002     A            $   512,475.28
             Dec-03   0002986-001     A            $ 1,366,636.77
             Dec-03   0003012-001     A            $ 1,674,066.23
             Dec-03   0003071-001     A            $ 1,657,976.50
             Dec-03   0003729-001     A            $ 1,977,147.02
             Dec-03   0003729-002     A            $   551,701.51
             Dec-03   2007822-001     A            $    14,555.92
             Dec-03   2008637-001     A            $   403,016.52
             Dec-03   2009783-001     A            $     8,372.29
             Dec-03   9700803-002     A            $   126,140.78
             Dec-03   9804215-007     A            $    49,475.40
             Dec-03   0002762-002     B            $   122,669.49
             Dec-03   0002850-005     B            $   134,476.66
             Dec-03   0002975-002     B            $   219,693.61
             Jan-04   0001907-007     A            $   143,705.71
             Jan-04   0001907-008     A            $   933,657.97
             Jan-04    0001907-009    A            $   220,237.40
             Jan-04    0002468-004    A            $ 1,610,239.42
             Jan-04    0002468-008    A            $   139,420.71
             Jan-04    0002681-003    A            $ 1,628,388.85
             Jan-04    0002681-004    A            $   369,605.37
             Jan-04    0002690-001    A            $   924,590.01
             Jan-04    0002815-001    A            $ 1,382,694.19
             Jan-04    0002815-002    A            $   115,411.73
             Jan-04    0002827-001    A            $ 3,567,734.48
             Jan-04    0002905-003    A            $   212,239.52
             Jan-04    0003113-001    A            $ 1,237,706.04
             Jan-04    0003214-001    A            $ 4,779,798.91
             Jan-04    0003694-002    A            $ 3,834,958.43
             Jan-04    0003718-002    A            $   861,197.34
             Jan-04    0003718-003    A            $ 2,760,462.74
             Jan-04    2007000-002    A            $    16,732.10
             Jan-04    2009120-001    A            $    68,494.59
             Jan-04    0002414-003    A            $ 2,413,627.98
             Jan-04    0002414-004    A            $ 1,451,802.34
             Jan-04    0002417-005    A            $   174,356.28
             Jan-04    0002427-002    A            $ 2,804,361.65
             Jan-04    0002427-003    A            $   767,255.67
             Jan-04    0001849-003    B            $   653,033.91
             Jan-04    0002967-003    B            $    59,261.63
             Jan-04    0002974-001    B            $   190,997.16
             Jan-04    0003111-001    B            $   937,442.87
             Jan-04    0004430-001    B            $   357,521.01
             Jan-04    2000892-005    B            $    81,766.96
             Jan-04    0004413-003    B            $    30,831.74
             Jan-04    0004413-004    B            $    26,831.73

* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $4,220,529.99 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.

                       DVI Receivables XVI, L.L.C. 2001-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

DVIFS and USBPS were each involved in the preparation of this report, and each reviewed the procedures undertaken and decisions made by the other entity in connection therewith. Each of DVIFS and USBPS relied solely on the trustee and its records as to reported disbursements. With respect to the Contract data provided, USBPS's figures are based on original data from DVIFS, with respect to which DVIFS has performed a cash reconciliation. Although USBPS has reviewed the procedures used in and results of this cash reconciliation, USBPS cannot warrant this data and accordingly disclaims any liability for the accuracy of this data. USBPS performed the calculations made in this report and prepared the actual reports. Although DVIFS reviewed these calculations and the related reports and believes them to be accurate, DVIFS cannot warrant the calculations. USBPS is responsible only for its own calculations. Notwithstanding the foregoing, to the best knowledge of each of USBPS and DVIFS, this report is accurate and complete in all material respects and fairly states the matters set forth in this report.



/s/ Joseph A. Andries
-----------------------------------------------------
APPROVED BY: JOSEPH A. ANDRIES,
SENIOR VICE PRESIDENT OF U.S. BANK PORTFOLIO SERVICES



/s/ Montgomery W. Cornell
-----------------------------------------------------
APPROVED BY: MONTGOMERY W. CORNELL,
AUTHORIZED SIGNATORY OF DVI FINANCIAL SERVICES, INC.